UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 26, 2011

STAG INDUSTRIAL, INC.

(Exact name of registrant specified in its charter)

Maryland	1-34907	27-3099608
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

99 High Street, 28th Floor

Boston, Massachusetts  02110

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (617) 574-4777

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.            ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 26, 2011, STAG Industrial, Inc. (the “Company”) and its operating partnership, STAG Industrial Operating Partnership, L.P., entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Raymond James & Associates, Inc., UBS Securities LLC and Wells Fargo Securities, LLC, as the representatives of the several underwriters named on Schedule A therein, relating to the issuance and sale of 2,760,000 shares (including 360,000 shares to be issued pursuant to the underwriters’ overallotment option) of the Company’s 9.0% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share (the “Series A Preferred Stock”), at a public offering price of $25.00 per share (the “Series A Preferred Stock Offering”). The closing of the Series A Preferred Stock Offering is expected to occur on November 2, 2011.

The 2,760,000 shares of Series A Preferred Stock to be issued and sold pursuant to the Underwriting Agreement have been registered on the Company’s registration statements on Form S-11 (File Nos. 333-177131 and 177530), which were declared effective by the Securities and Exchange Commission (the “SEC”) on October 26, 2011.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to that exhibit. For a more detailed description of the Underwriting Agreement, see the disclosure under the caption “Underwriting (Conflicts of Interest)” contained in the Company’s prospectus, dated October 26, 2011, which has been filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which disclosure is hereby incorporated by reference.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

Exhibit Number	Description

1.1

Underwriting Agreement dated as of October 26, 2011 among STAG Industrial, Inc., STAG Industrial Operating Partnership, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Raymond James & Associates, Inc., UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STAG INDUSTRIAL, INC.

	By:	/s/ Kathryn Arnone
Kathryn Arnone
Executive Vice President, General Counsel and Secretary

Dated: November 1, 2011

EXHIBIT INDEX

Exhibit Number	Description
1.1

Underwriting Agreement dated as of October 26, 2011 among STAG Industrial, Inc., STAG Industrial Operating Partnership, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Raymond James & Associates, Inc., UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.